SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2003


                               EP MEDSYSTEMS, INC.
        (Exact name of small business issuer as specified in its charter)


                          New Jersey 0-28260 22-3212190
       (State or other jurisdiction    (Commission    (IRS Employer
            of incorporation)          File Number)   Identification No.)

                           575 ROUTE 73 N. BUILDING D
                          WEST BERLIN, NEW JERSEY 08091
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (856) 753-8533

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 9.              REGULATION FD DISCLOSURE

     EP MedSystems, Inc. hereby incorporates by reference the contents of its press release regarding its submittal of its ViewMate(R) intracardiac ultrasound catheter system 510(k) filing to the US Food and Drug Administration, furnished herewith as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EP MedSystems, Inc.

Date: April 8, 2003                             By: /s/ Matthew Hill
                                                ---------------------

                                                   Matthew Hill
                                                   Chief Financial Officer




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